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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our Firm under the caption "Experts" and to the use of our reports dated November 2, 1995, in the Registration Statement (Form S-4) and related Prospectus of Datapoint Corporation for the registration of 6,071,182 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Dallas, Texas
July 31, 1996